4Q07 Earnings Conference Call February 7, 2008 1 Exhibit 99.2 * * * * * * * * * * * * * * * *

2007 Summary

Full Year 2007
Net income before special items of $833MM ($6.94/share)*
Completed significant capital improvements at
Philadelphia and Toledo refineries
Further growth in Coke businesses
Continued returning cash to shareholders
4Q07
Net income before special items of $23MM ($0.20/share)*
Negatively impacted by sharp increase in crude oil prices
Excellent refining operations
* For reconciliation to Net Income, see slide 15.

Income Before Special Items*, MM$
2003 2004 2005 2006 2007
Refining & Supply   261 541 947 881 772
Non-Refining   213 233 194 205 169
Corp. & Net Fin.   (139) (145) (129) (107) (108)
   Income Before
     Special Items
  335
629
1,012
979
833
EPS (Diluted),
Before Special Items
2.16
4.20
7.36
7.59
6.94
3
833
979
1,012
629
335
$0
$200
$400
$600
$800
$1,000
$1,200
* For reconciliation to Net Income, see slide 14.

Income Before Special Items*, MM$
4Q06 1Q07 2Q07 3Q07 4Q07
Refining & Supply 126   76 482 171   43
Non-Refining   33   36   59   65    9
Corp. & Net Fin.   (36)   (27)   (32)   (20)   (29)
   Income Before
     Special Items
123
  85
509
216
  23
EPS (Diluted),
Before Special Items
1.00
0.70
4.20
1.81
0.20
4
23
216
509
85
123
$0
$100
$200
$300
$400
$500
$600
* For reconciliation to Net Income, see slide 15.

Non-Refining Business Income* - 4Q07

Retail Marketing – Earnings of $1MM
Rising wholesale prices during most of the quarter lowered
retail gasoline margins
Chemicals – Loss of $2MM
Margins and volumes negatively impacted by rising
propylene feedstock costs
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.
200
210
220
230
240
250
Wholesale Gasoline Price, cpg
(87 Regular New York Harbor)
Oct-07
45
50
55
60
Sep Oct Nov Dec
Propylene Price, cpp
(Refinery Grade)
Nov-07
Dec-07

Non-Refining Business Income* - 4Q07

Retail Marketing – Earnings of $1MM
Rising wholesale prices during most of the quarter lowered
retail gasoline margins
Chemicals – Loss of $2MM
Margins and volumes negatively impacted by rising
propylene feedstock costs
Logistics – Earnings of $12MM
Continued steady income on strong demand and good
operations
Coke – Loss of $2MM
Results include unfavorable $14MM after-tax adjustment due
to phase-out of alternative fuel tax credits due to high crude oil prices
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.

Refining & Supply Summary – 4Q07

4Q07 Earnings* of $43MM
Lower earnings than 3Q07 or 4Q06 due primarily to weaker
refining margins
Partially offset by higher production volumes and improved
production mix
Operations
Record 4Q07 net production of 88.5 MMB (962 MB/D)
Record high distillate yield and record low residual fuel yield in Northeast system
Record distillate jet fuel production at Toledo refinery
Higher operating expenses, primarily fuel
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.

Northeast Refining Margins
4Q06 1Q07 2Q07 3Q07 4Q07
Northeast Refining:
  Realized Margin   6.23 5.25 12.32   6.35   5.55
   6-3-2-1  VA*   5.12 8.16 14.15   8.46   6.99
      Differential +1.11 (2.91) (1.83) (2.11) (1.44)
Marker Capture, %
   (realized/marker)
122%
64%
87%
75%
79%
Actual vs.
   Benchmark:
   Crude (0.26) (2.24) (1.66) (2.14)   (2.40)
   Product   1.37 (0.67) (0.17) 0.03    0.96
      Differential +1.11 (2.91) (1.83)   (2.11)   (1.44)
8
* Northeast 6-3-2-1 Value-Added
Benchmark. For definition, see slide 22.
Realized Margin vs. Benchmark, $/B

0.26
2.24
1.66
2.14
2.40
0.00
0.50
1.00
1.50
2.00
2.50
3.00
4Q06 1Q07 2Q07 3Q07 4Q07
9
Crude Cost vs. Dated Brent +$1.25/B
4Q07 vs. 3Q07(+$0.26/B):
Negative timing of purchases related
to price run-up and higher
transportation costs
Partially offset by benefit of inventory
drawdowns and lower premiums for
West African grades
0.96
0.03
(0.17)
(0.67)
1.37
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
4Q06 1Q07 2Q07 3Q07 4Q07
Products vs. VA Benchmark, $/B
4Q07 vs. 3Q07 (+$0.93/B):
Improved product mix versus the
benchmark (more distillate, less
residual fuel)
Northeast Refining Margins

MidContinent Refining Margins
4Q06 1Q07 2Q07 3Q07 4Q07
MidCont Refining:
   Realized Margin 11.32 11.42 22.14 13.10 7.10
   3-2-1 Benchmark*    8.58 11.06 28.30 17.02 7.71
      Differential +2.74 +0.36 (6.16) (3.92) (0.61)
  Marker Capture, %
   (realized/marker)
132%
103%
78%
77%
92%
Actual vs.
   Benchmark:
   Crude
   1.55 (0.36) (2.17) (1.84) (0.30)
   Product    1.19   0.72 (3.99) (2.08) (0.31)
      Differential +2.74 +0.36 (6.16) (3.92) (0.61)

Realized Margin vs. Benchmark, $/B
* MidContinent 3-2-1 Benchmark. For definition, see slide 22.

(1.55)
0.36
2.17
1.84
0.30
-2.50
-1.50
-0.50
0.50
1.50
2.50
4Q06 1Q07 2Q07 3Q07 4Q07
11
1.19
0.72
(3.99)
(2.08)
(0.31)
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
4Q06 1Q07 2Q07 3Q07 4Q07
Products vs. Benchmark, $/B
4Q07 vs. 3Q07 (+$1.77/B):
Inventory drawdown benefit and
favorable product mix versus the
marker
Partially offset by lower
petrochemical and lubricant
margins
Crude Cost vs. WTI +$0.75, $/B
4Q07 vs. 3Q07 (-$1.54/B):
Lower Canadian Syncrude
pricing (vs. WTI) and benefit
from inventory drawdowns
Partially offset by higher-cost
WTI time structure
(backwardation)
MidContinent Refining Margins

2008 Outlook

1Q08
Refining margins remain weak but expect market
conditions to improve as we approach summer driving
season
Expect planned maintenance activity to reduce 1Q08
refinery production by approximately 7 MMB
Retail margins improved quarter to date
FY 2008
Expect market outlook for refining to remain volatile but
constructive
Contribution from non-refining businesses expected to
grow primarily due to increased earnings from Coke
Maintain financial flexibility to execute our capital program, pursue opportunistic growth and return cash to
shareholders

Appendix 13 * * * * * * * * * * *

Earnings Profile
FY03 FY04 FY05 FY06 FY07
Net Income (MM$ after tax):
   Refining & Supply 261 541 947 881 772
   Retail Marketing   91   68   30   76   69
   Chemicals   53   94   94   43   26
   Logistics   26   31   22   36   45
   Coke   43   40   48   50   29
   Corporate Expenses   (40)   (67)    (84)   (58)   (67)
   Net Financing Expenses & Other   (99)   (78)    (45)   (49)   (41)
      Income Before Special Items 335 629 1,012 979 833
         Special Items    (23)   (24)    (38)     -   58
      Total Net Income 312 605 974 979 891
EPS (Diluted), Income Before
       Special Items
2.16
4.20
7.36
7.59
6.94
EPS (Diluted), Net Income 2.01 4.04 7.08 7.59 7.43

Earnings Profile
4Q06 FY06 1Q07 2Q07 3Q07 4Q07 FY07
Net Income (Loss) (MM$ after tax):
   Refining & Supply 126 881   76 482 171 43 772
   Retail Marketing (11)   76     7   30   31   1 69
   Chemicals 16   43     9    6   13   (2) 26
   Logistics 11   36     9   10   14   12 45
   Coke 17   50   11   13    7    (2) 29
   Corporate Expenses (20)   (58)   (15)   (18) (11) (23) (67)
   Net Financing Expenses & Other   (16)   (49)   (12)   (14)   (9)   (6)   (41)
      Income Before Special Items 123 979   85 509 216 23 833
         Special Items       -      -   90     -      - (32)    58
      Total Net Income (Loss) 123 979 175 509 216 (9) 891
  EPS (Diluted), Income Before
     Special Items
1.00
7.59
0.70
4.20
1.81
0.20
6.94
  EPS (Diluted), Net Income (Loss) 1.00 7.59 1.44 4.20 1.81 (0.08) 7.43

Key Margin Indicators
4Q06 FY06 1Q07 2Q07 3Q07 4Q07 FY07
Refining & Supply, $/B
   Realized Northeast   6.23 7.92   5.25 12.32   6.35 5.55 7.38
   Realized MidContinent 11.32 12.46 11.42 22.14 13.10 7.10 13.17
      Realized Total R&S   7.51 9.09   6.98 14.70   8.06 5.95 8.87
Retail Marketing, cpg
   Gasoline     6.8 9.9   8.3 10.1 11.1   7.7 9.3
   Distillate    13.5 11.2 16.3   9.5   8.1 13.3    12.0
Chemicals, cpp
   Phenol and Related     8.7 8.0   8.8   8.5   8.7   7.9 8.5
   Polypropylene   12.9 12.4 12.7 11.4 11.7 10.4 11.6
      Total Chemicals   10.5 9.9 10.5   9.7 10.0 8.9 9.8
Dated Brent Crude Oil, $/B 59.74 65.14 57.28 68.77 74.84 88.69 72.52
Natural Gas, $/DT   7.26 6.99   7.18   7.65   6.24 7.39 7.12

Key Volume Indicators
4Q06 FY06 1Q07 2Q07 3Q07 4Q07 FY07
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 603 616 539 614 643 647 611
     % Capacity   92 94   82   94   98   99 93
     Net Prod. Available for Sale, MB/D 662 670 599 671 703 716 673
   MidContinent:
     Crude Throughputs, MB/D 211 225 222 205 230 236 224
     % Capacity 86 92   91   84   90    93  89
     Net Prod. Available for Sale, MB/D 221 233 232 215 240 246 233
   Total Refining & Supply:
     Crude Throughputs, MB/D 814 841 762 819 873 883 835
     % Capacity   90 93   85   91   96   97 92
     Net Prod. Available for Sale, MB/D 883 903 831 886 943 962 906
     Net Prod. Available for Sale, MMB   81 329   75   81   87   88 331

Refining & Supply - Gasoline and Distillate Production

4Q06 FY06 1Q07 2Q07 3Q07 4Q07 FY07
Northeast
Gasoline Production, MB/D 313.7 323.5 289.3 327.8 342.7 344.8 326.4
RFG 50% 53% 51% 52% 53% 55% 53%
Conventional 50% 47% 49% 48% 47% 45% 47%
Distillate Production, MB/D 234.3 230.2 210.1 231.0 249.8 259.7 237.8
On-Road Diesel Fuel 49% 47% 55% 61% 57% 55% 57%
Heating Oil / Off-Road Diesel 30% 32% 25% 23% 27% 28% 26%
Jet Fuel 17% 16% 16% 14% 14% 15% 15%
Kerosene/Other 4% 5% 4% 2% 2% 2% 2%
MidContinent
Gasoline Production, MB/D 106.8 112.7 112.1 110.3 114.2 114.8 112.8
RFG 0% 0% 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100% 100% 100%
Distillate Production, MB/D 72.2 75.3 75.3 66.3 79.2 85.4 76.6
On-Road Diesel Fuel 34% 38% 38% 40% 35% 35% 37%
Heating Oil / Off-Road Diesel 32% 29% 28% 24% 25% 26% 26%
Jet Fuel 34% 33% 34% 36% 40% 39% 37%
Kerosene/Other 0% 0% 0% 0% 0% 0% 0%
Total Refining
Gasoline Production, MB/D 420.5 436.2 401.4 438.1 456.9 459.6 439.2
RFG 37% 39% 37% 39% 40% 41% 39%
Conventional 63% 61% 63% 61% 60% 59% 61%
Distillate Production, MB/D 306.5 305.5 285.4 297.3 329.0 345.1 314.4
On-Road Diesel Fuel 46% 45% 51% 56% 52% 50% 52%
Heating Oil / Off-Road Diesel 30% 31% 26% 23% 26% 28% 26%
Jet Fuel 21% 20% 21% 19% 20% 21% 20%
Kerosene/Other 3% 4% 2% 2% 2% 1% 2%

Key Volume Indicators
4Q06 FY06 1Q07 2Q07 3Q07 4Q07 FY07
Retail Marketing
   Gasoline Sales, MM gal 1,179 4,648 1,131 1,175 1,170 1,138 4,614
   Middle Distillate Sales, MM gal    165    658    177    152    144    149    622
      Total Sales, MM gal 1,344 5,306 1,308 1,327 1,314 1,287 5,236
   Gasoline and Diesel Throughput
     (Company-owned or leased outlets)
     (M gal/Site/Month)

   149
   144
   142
   152
   154
   152
   150
   Merchandise Sales (M$/Store/Month)     80     80      76      87      91      85      85
Chemicals
   Phenol and Related Sales, MM#   632 2,535    592    644    633    639 2,508
   Polypropylene Sales, MM#   562 2,243    548    576    623    550 2,297
   Other Sales, MM#     25     88      20      22      19      19      80
      Total, MM# 1,219 4,866 1,160 1,242 1,275 1,208 4,885
Coke
   Production, M tons:
      United States   632 2,510    611    620    621    617 2,469
      Brazil    -    -      32    237    403    419 1,091

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000
10.4    144 13.87
2001
21.4    393 18.32
2002
  --      -- --
2003
  5.8    136 23.36
2004
15.9    568 35.68
2005
  6.7    435 64.57
2006
12.2    871 71.13
2007
  4.0    300 75.35
   Total
76.4 2,847 37.20
At 12/31/07:
Shares O/S = 117.6 MM
Net Share Reduction in 2007 = 3%
Remaining Authorization = $649MM

Financial Ratios
12/31/06 3/31/07 6/30/07 9/30/07 12/31/07
Total Debt (GAAP Basis) 1,987 2,086 1,973 2,039 1,728
Plus: Debt Guarantees       5        5        4        3        3
Less: Cash   (263)    (222)    (240)    (263)    (648)
Net Debt (Revolver Covenant Basis) 1,729 1,869 1,737 1,779 1,083
Shareholders’ Equity (GAAP Basis) 2,075 2,159 2,576 2,566 2,533
SXL * Minority Interest    503    349    348    353    356
Equity (Revolver Covenant Basis) 2,578 2,508 2,924 2,919 2,889
Debt / Capital (GAAP Basis) 49% 49% 43% 44% 41%
Net Debt / Capital **
(Revolver Covenant Basis)
40% 43% 37% 38% 27%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Sunoco Refinery Benchmark Margins

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
4Q06 1Q07 2Q07 3Q07 4Q07
Northeast Refining:
   6-3-2-1 Value-Added
Benchmark
  5.12
8.16
14.15
8.46
6.99
4Q06 1Q07 2Q07 3Q07 4Q07
MidContinent Refining:
   3-2-1 Benchmark   8.58 11.06 28.30 17.02 7.71

For More Information 23 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Fourth Quarter 2007 earnings conference call held on February 7, 2008 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#30394145.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
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factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
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any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.